January 16, 2024 2023 Fourth Quarter Earnings Presentation

1 Forward–looking statements Certain statements contained in this Presentation that are not historical in nature may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding the Company’s future plans, results, strategies, and expectations, including expectations around changing economic markets. These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “project,” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon management's current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates, and projections will be achieved. Accordingly, the Company cautions shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) current and future economic conditions, including the effects of inflation, interest rate fluctuations, changes in the economy or global supply chain, supply-demand imbalances affecting local real estate prices, and high unemployment rates in the local or regional economies in which the Company operates and/or the US economy generally, (2) changes in government interest rate policies and its impact on the Company’s business, net interest margin, and mortgage operations, (3) any continuation of the recent turmoil in the banking industry, including the associated impact to the Company and other financial institutions of any regulatory changes or other mitigation efforts taken by government agencies in response, (4) increased competition for deposits, (5) the Company’s ability to effectively manage problem credits, (6) any deterioration in commercial real estate market fundamentals, (7) the Company’s ability to identify potential candidates for, consummate, and achieve synergies from, potential future acquisitions, (8) the Company’s ability to successfully execute its various business strategies, (9) changes in state and federal legislation, regulations or policies applicable to banks and other financial service providers, including legislative developments, (10) the effectiveness of the Company’s cybersecurity controls and procedures to prevent and mitigate attempted intrusions, (11) the Company's dependence on information technology systems of third party service providers and the risk of systems failures, interruptions, or breaches of security, and (12) the impact of natural disasters, pandemics, and/or acts of war or terrorism, (13) events giving rise to international or regional political instability, including the broader impacts of such events on financial markets and/or global macroeconomic environments, and (14) general competitive, economic, political, and market conditions. Further information regarding the Company and factors which could affect the forward-looking statements contained herein can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and in any of the Company’s subsequent filings with the SEC. Many of these factors are beyond the Company’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this Presentation, and the Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements.

2 Use of non-GAAP financial measures This Presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted and unadjusted pre-tax pre-provision earnings, consolidated and segment core revenue, consolidated and segment core noninterest expense and core noninterest income, consolidated and segment core efficiency ratio (tax equivalent basis), adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted (or core) measures. Also, the Company presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, on-balance sheet liquidity to tangible assets, return on average tangible common equity, and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non- GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non- GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. See the corresponding non-GAAP reconciliation tables below in this Presentation for additional discussion and reconciliation of these measures to the most directly comparable GAAP financial measures.

FirstBank

4Q 2023 and Annual Highlights

Key highlights

- Net interest income (tax-equivalent basis) and NIM increased in 4Q 2023 over 3Q 2023 to $101.9 million from $101.8 million and 3.46% from 3.42%, respectively
- Contractual yield on loans held for investment (HFI) yield increased by 11 bps to 6.43% in 4Q 2023 from 6.32% in 3Q 2023 while cost of interest-bearing deposits increased by 7 bps to 3.40% in 4Q 2023 from 3.33% in 3Q 2023
- Banking segment expenses were $69.6 million in 4Q 2023 compared to $71.0 million in 3Q 2023; Core banking segment expenses[1] were $63.7 million in 4Q 2023 as compared to $66.2 million in 3Q 2023
- Grew net loans HFI by $121.5 million, or 5.19% annualized, while intentionally decreasing construction and land development loan balances by $135.0 million
- Increased ACL to loans HFI by 3 basis points to 1.60% in 4Q 2023. Recorded net charge-offs of 0.01% for the year in 2023 and annualized net recoveries of 0.04% in 4Q 2023. Credit quality metrics remain solid
- Exited the final relationship in the commercial loans HFS portfolio; experienced a loss of $3.0 million in 4Q 2023 and a net gain of $7.2 million over the life of the portfolio
- Preliminary capital ratios reflect strength and optionality entering 2024:
  - Tangible Common Equity to Tangible Assets[1] 9.74%
  - Common Equity Tier 1 Ratio of 12.2%
  - Total Risk-Based Capital of 14.5%

Financial results

	4Q 2023	FY 2023
Diluted earnings per common share	$0.63	$2.57
Adjusted diluted earnings per common share[1]	*$0.77*	*$3.01*
Net income ($mm)	$29.4	$120.2
Adjusted net income[1] ($mm)	*$36.2*	*$141.0*
Return on average assets	0.94%	0.95%
Adjusted return on average assets[1]	*1.15%*	*1.11%*
Return on average common equity	8.41%	8.74%
Adjusted return on average common equity[1]	*10.4%*	*10.3%*
Return on average tangible common equity[1]	10.3%	10.7%
Adjusted return on average tangible common equity[1]	*12.9%*	*12.8%*
Adjusted pre-tax, pre-provision earnings[1] ($mm)	$45.4	$181.0
Net interest margin	3.46%	3.44%
Total common equity / total assets	11.5%	11.5%
Tangible common equity / tangible assets[1]	*9.74%*	*9.74%*

[1] Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein. [2] Concentration ratios for FirstBank.

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4 Driving shareholder value ¹ Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. 2 4Q23 calculation is preliminary and subject to change. Earnings per Share $2.65 $1.67 $3.97 $2.64 $2.57 $2.83 $3.70 $3.76 $2.92 $3.01 2019 2020 2021 2022 2023 Earnings per Share Adjusted Earnings per Share1 Dashboard Adjusted PTPP1 Total RBC Ratio2 NPLs / Loans HFI Tangible Book Value per Share1 Adjusted ROATCE1 15.6% 13.6% 13.1% 11.8% 12.9% 4Q22 1Q23 2Q23 3Q23 4Q23 13.1% 13.6% 13.9% 14.1% 14.5% 4Q22 1Q23 2Q23 3Q23 4Q23 0.49% 0.49% 0.47% 0.59% 0.65% 4Q22 1Q23 2Q23 3Q23 4Q23 $50.5 $45.7 $45.0 $44.9 $45.4 4Q22 1Q23 2Q23 3Q23 4Q23 $24.56 $27.35 $30.13 $28.36 $31.05 $18.55 $21.73 $24.67 $22.90 $25.69 2019 2020 2021 2022 2023 BVPS TBVPS

5 Significant projected reduction in run-rate expenses Highlights  Consolidated 4Q 2023 efficiency ratio of 68.9%; core efficiency ratio¹ of 61.7%  Reduced annual core expense projection by $20 million for 2024 vs. 2023  Q4 charges resulting from expense reductions and FDIC assessment:  $2.2 million in early retirement, severance and other costs  $1.8 million of lease terminations and branch closure costs  $1.8 million of special FDIC assessment  Mortgage core revenue¹ continues to decline; has been less than 10% of core total revenue¹ each of the past 5 quarters ¹ Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. Core efficiency ratio (tax-equivalent basis)¹ 54.7% 59.6% 58.8% 59.2% 56.8% 61.0% 63.4% 63.5% 63.1% 61.7% 145.4% 98.4% 106.9% 99.6% 125.5% 4Q22 1Q23 2Q23 3Q23 4Q23 Banking segment Consolidated Mortgage segment

6 Stabilizing net interest margin Historical yield and costs ¹ Includes tax-equivalent adjustment. $5,000 $7,000 $9,000 $11,000 $13,000 -- 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 4Q22 1Q23 2Q23 3Q23 4Q23 Av g. in te re st e ar ni ng as se ts ($ m m ) Yi el ds a nd C os ts (% ) Average interest earning assets Yield on loans Cost of deposits NIM 3.46%3.42%3.40%3.51%3.78%NIM1 23124 Impact of accretion and nonaccrual interest (bps) Deposit Cost: 3.88%3.78%3.43%2.95%2.03%Cost of MMDA 3.69%3.37%3.00%2.54%1.79%Cost of customer time 3.40%3.33%3.06%2.53%1.67%Cost of interest-bearing 2.65%2.58%2.38%1.94%1.20%Total deposit cost Loans HFI Yield: 6.43%6.32%6.16%5.90%5.45%Contractual interest1 0.14%0.19%0.17%0.13%0.18% Origination and other loan fee income 0.02%0.02%0.01%0.01%0.03%Nonaccrual interest 0.00%0.01%0.00%0.01%0.01% Accretion on purchased loans 6.59%6.54%6.34%6.05%5.67%Total loan (HFI) yield 2.45%2.14%2.15%2.15%2.10%Securities yield¹

7 Well-capitalized for future opportunities Tangible Book Value per Share1 Simple Capital Structure Common Equity Tier 1 Capital 84% Trust Preferred 2% Subordinated Notes 6% Tier 2 ACL 8% Total regulatory capital: $1,636 mm $11.56 $11.58 $14.56 $17.02 $18.55 $21.73 $24.67 $22.90 $25.69 3Q16 2016 2017 2018 2019 2020 2021 2022 2023 4Q2323Q234Q22 11.5%11.0%10.3%Shareholder’s Equity/Assets 9.7%9.2%8.5%TCE/TA1 12.2%11.8%11.0%Common Equity Tier 1 12.5%12.1%11.3%Tier 1 Risk-Based 14.5%14.1%13.1%Total Risk-Based 11.3%11.0%10.5%Tier 1 Leverage 93%104%119%C&D to 100% Tier 1 Capital plus ACL3 265%270%297%CRE to 300% Tier 1 Capital plus ACL3 AOCI Adjusted Ratios1 11.3%Adj. Common Equity Tier 1 13.7%Adjusted Total Risk-Based Capital Position 1 Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. 2 4Q23 calculation is preliminary and subject to change. 3 Concentration ratios for FirstBank.

8 Residential Development 49% Commercial 26% Consumer 13% Multifamily 12%Office 18% Retail 25% Hotel 16% Warehouse/Industrial 16% Land-Mobile Home Park 6% Self Storage 6% Healthcare Facility 4% Other 9% 1-4 family 17% 1-4 family HELOC 6% Multifamily 6% C&D 15% CRE 21% C&I 31% Other 4% Balanced loan portfolio CRE2 exposure by type Portfolio mix Note: Data as of December 31, 2023 1 C&I includes owner-occupied CRE. 2 Excludes owner-occupied CRE. C&I1 exposure by industry ($ millions) 1 2 C&D exposure by type

Office exposure (non-owner occupied CRE & C&D)

- Office loans represent only 3.8% of our total HFI loan portfolio as of the end of 4Q23
- Projects generally characterized by 25-30% cash equity requirement, loan to value maximums of 70%-75% at origination, and requests for guarantors
- Reviewed all office loans with commitments greater than $2 million ($267.6 million outstanding, or 75% of total office portfolio) with limited concerns uncovered
- 5.2% of the total office portfolio matures through 2024
- 56% of the total office portfolio is fixed rate vs. 44% floating rate
- As of 4Q23, 98% of the portfolio is pass rated and current

Credit detail by class

Class	Oustanding ($mm)	Average Balance ($mm)	Wtd. Avg. LTV	Wtd. Avg. Occupancy
Class A >$ 2 million	$ 85.3	$ 7.8	57.3%	87.2%
Class B > $ 2 million	140.7	5.7	64.6%	78.4%
Class C > $ 2 million	41.6	5.2	63.5%	77.5%
Total > $2 million	$ 267.6	$ 6.2	62.1%	81.1%
Total < $2 million	92.7	0.6	N/A	N/A
Total Office	**$ 360.3**	**$ 1.8**	**N/A**	**N/A**

Geographic exposure


Communities
10%
Other
4%
Chattanooga
3%
Birmingham
5%
Huntsville
5%
Knoxville
5%
Memphis
10%
Nashville
58%

Exposure by class


Under $2 Million
25%
Class A
24%
Class C
12%
Class B
39%

Note: Data as of December 31, 2023. Data excludes medical office buildings.

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10 1.44% 0.67% 1.12% 0.70% 2.40% 1.35% 1.66% 1.51% 3.67% 1.57% 1.05% 1.19% 0.87% 2.47% 1.37% 1.65% 1.77% 3.95% 1.60% 1.14% 1.18% 0.86% 2.53% 1.46% 1.69% 1.78% 4.11% Gross Loans HFI Commercial & Industrial Non-Owner Occ CRE Owner Occ CRE Construction Multifamily 1-4 Family Mortgage 1-4 Family HELOC Consumer & Other 4Q22 3Q23 4Q23 Allowance for credit losses overview ACL on loans HFI / Loans HFI by category  Current Expected Credit Loss (CECL) Allowance for Credit Losses (ACL) model utilizes Moody’s model1 with key economic data summarized below: 1Source: Moody’s “ December 2023 U.S. Macroeconomic Outlook Baseline and Alternative Scenarios”.

11 0.02% 0.02% 0.03% 0.02% (0.04%) 4Q22 1Q23 2Q23 3Q23 4Q23 0.41% 0.38% 0.36% 0.46% 0.52% 0.20% 0.16% 0.16% 0.18% 0.17%0.07% 0.07% 0.07% 0.07% 0.68% 0.61% 0.59% 0.71% 0.69% 4Q22 1Q23 2Q23 3Q23 4Q23 Commercial loans HFS Optional GNMA repurchase Other NPAs 1.44% 1.48% 1.51% 1.57% 1.60% 4Q22 1Q23 2Q23 3Q23 4Q23 Asset quality remains solid Nonperforming assets / assets Nonperforming loans HFI / loans HFI ACL on loans HFI / loans HFI Net charge-offs (recoveries) / average loans HFI 1 Includes other real estate owned and repossessed assets–see page 13 of the Third Quarter 2023 Financial Supplement. 0.49% 0.49% 0.47% 0.59% 0.65% 4Q22 1Q23 2Q23 3Q23 4Q23 1

12 Noninterest- bearing checking 21% Interest-bearing checking 24% Money market 36% Savings 4% Time 15% 45% Checking accounts Valuable deposit base Cost of deposits 4Q23 Deposit composition 24.7% 22.3% 22.1% 22.2% 21.0% 1.20% 1.94% 2.38% 2.58% 2.65% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 4Q22 1Q23 2Q23 3Q23 4Q23 Noninterest-bearing (%) Cost of total deposits (%) $4,986 $5,028 $4,919 $4,894 $4,881 $3,797 $3,768 $4,029 $4,126 $4,070 $2,073 $2,387 $1,924 $1,619 $1,597 $10,856 $11,183 $10,872 $10,639 $10,548 4Q22 1Q23 2Q23 3Q23 4Q23 Consumer Commercial Public Deposits by customer segment ($mm) 4Q23 Insured, collateralized or uninsured by segment ($mm) $3,843 $1,973 $66 $1,531 $1,038 $2,097 $4,881 $4,070 $1,597 Consumer Commercial Public Insured Collateralized Uninsured, uncollateralized

13 $1,310.2 $1,609.2 $1,444.5 $1,345.8 $1,353.3 10.4% 12.5% 11.4% 11.0% 11.0% $- $500.0 $1,000.0 $1,500.0 $2,000.0 $2,500.0 4Q22 1Q23 2Q23 3Q23 4Q23 On-balance sheet liquidity On-balance sheet liquidity / tangible assets Strong liquidity position On-balance sheet liquidity ($mm) Liquidity / Uninsured and Uncollateralized (UU) Deposits 4Q23 Sources of liquidity ($mm) Current on-balance sheet: $810.9Cash and equivalents 542.4Unpledged available-for-sale debt securities $1,353.3Total on-balance sheet Available sources of liquidity: $3,350.0Unsecured borrowing capacity2 1,297.7FHLB remaining borrowing capacity3 2,431.1Federal Reserve discount window $7,078.8Total available sources  Well positioned for economic challenges created by the current volatile environment  Securities portfolio makes up 11.7% of total assets and does not include any HTM securities  On-balance sheet liquidity of $1.4 billion or 43% of estimated uninsured and uncollateralized deposits  Increased available borrowing capacity at the FHLB and Federal Reserve discount window in the current quarter by $325.2 million or 9.55% by pledging additional collateral  Cushion of an additional $2.2 billion of real estate loans held at REIT subsidiary available to the Company as additional borrowing capacity ¹ Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. 2 Includes capacity from internal policy. 3 FHLB borrowing capacity does not include loans held at REIT that could be pledged for additional capacity. 37% 49% 48% 44% 43% 193% 209% 211% 221% 226% 230% 258% 259% 265% 269% 4Q22 1Q23 2Q23 3Q23 4Q23 On-balance sheet / UU deposits Available sources / UU deposits

14 Mortgage performance in 4Q 2023 Highlights  Mortgage segment pre-tax net loss of $2.2 million in 4Q 2023  Interest rate lock commitment volume decreased 34.1% in 4Q 2023 compared to 3Q 2023  Decay and interest rate volatility led to MSR fair value losses, net of hedging of $4.87 million in 4Q  Mortgage volume and margins continue to be under pressure due to high-rate environment, excess industry capacity and home affordability challenges Mortgage banking income ($mm) 4Q233Q234Q22 $7.4$8.9$9.0 Gains and fees from originations and sale of loans HFS ($1.7)($0.6)($2.3) Fair value changes of loans HFS and derivatives $7.5$7.4$7.3Servicing revenue ($4.9)($3.7)($4.9)Fair value MSR changes $8.4$12.0$9.1Total Income 3.36% 2.45% 2.42% 2.75% 2.87% 4Q22 1Q23 2Q23 3Q23 4Q23 Interest rate lock commitment volume ($mm) Mortgage segment gain on sale margin . $239 $323 $358 $330 $201 $43 $52 $45 $43 $45 $282 $375 $403 $373 $246 4Q22 1Q23 2Q23 3Q23 4Q23 Purchase Refinance

15 Appendix

16 GAAP reconciliations and use of non-GAAP financial measures Adjusted net income and diluted earnings per share

17 GAAP reconciliations and use of non-GAAP financial measures Adjusted pre-tax pre-provision earnings

18 GAAP reconciliations and use of non-GAAP financial measures Adjusted tangible net income

19 GAAP reconciliations and use of non-GAAP financial measures Adjusted earnings and diluted earnings per share

20 GAAP reconciliations and use of non-GAAP financial measures Adjusted pre-tax pre-provision earnings

21 GAAP reconciliations and use of non-GAAP financial measures Adjusted tangible net income

22 GAAP Reconciliations and use of non-GAAP Financial Measures Adjusted Common Equity Tier 1 and Total Risk-Based capital ratios

23 GAAP reconciliations and use of non-GAAP financial measures Core efficiency ratio (tax-equivalent basis)

24 GAAP reconciliations and use of non-GAAP financial measures Banking segment core efficiency ratios (tax-equivalent basis)

25 GAAP reconciliations and use of non-GAAP financial measures Mortgage segment core efficiency (tax-equivalent basis) and core revenue ratios

26 GAAP reconciliations and use of non-GAAP financial measures Tangible assets, common equity and related measures

27 GAAP reconciliations and use of non-GAAP financial measures Tangible assets, common equity and related measures

28 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average tangible common equity and related measures

29 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average asset, common equity and related measures

30 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average tangible common equity and related measures

31 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average asset, common equity and related measures